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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

Robert Half International Inc. (Exact name of registrant as specified in charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-10427 (Commission File Number)	94-1648752 (IRS Employer Identification No.)
2884 Sand Hill Road, Menlo Park, CA 94025 (Address of principal executive offices)
(650) 234-6000 (Registrant's telephone number, including area code)
NO CHANGE (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit	Description
99	Robert Half International Inc. April 15, 2003 Press Release.

Item 12. Results of Operations and Financial Condition

        On April 15, 2003, Robert Half International Inc. issued a press release reporting earnings for the first fiscal quarter of 2003.

        A copy of the press release is attached hereto as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.
Date: April 15, 2003	By:	/s/ M. KEITH WADDELL
	Name:	M. Keith Waddell
	Title:	Vice Chairman, Chief Financial Officer and Treasurer

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  Item 7. Financial Statements and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES